Fresh-Start Reporting - Reporting Adjustments Included in Statement of Operations (Details) - Predecessor $ in Thousands	Dec. 31, 2012 USD ($)
Fresh-Start Adjustment [Line Items]
Fair value adjustments to net properties	$ (116,211)
Fair value adjustments to intangibles	1,186,701
Fair value adjustments to investments	1,615,075
Fair value adjustments to broadcast rights and other contracts	(234,098)
Write-off of Predecessor’s existing goodwill and establish Successor’s goodwill	1,992,594
Other fair value adjustments, net	(1,131)
Elimination of accumulated other comprehensive income (loss)	(1,070,764)
Gain from fresh-start reporting adjustments before taxes	3,372,166
Income taxes attributable to fair value adjustments	(805,241)
Net gain from fresh-start reporting adjustments after taxes	$ 2,566,925	[1]

[1]	(1) Net gain from fresh-start reporting adjustments after taxes includes a $95 million loss reflected in income (loss) from discontinued operations, net of taxes.